SUPPLEMENT TO THE PROSPECTUS

Waddell & Reed Advisors Municipal Money Market Fund, Inc.

Waddell & Reed Advisors Municipal Money Market Fund, Inc. ("Fund") has ceased the offer and sale of new shares. On February 20, 2002, the Board of Directors of the Fund approved a Plan of Liquidation and Dissolution ("Plan") and directed that the Plan be submitted to Fund shareholders for approval at a special meeting of shareholders currently scheduled for May 2, 2002. If the Plan is approved by shareholders, the Fund anticipates that liquidation distributions will be paid to shareholders in, approximately, July 2002.


To be attached to the cover page of the Prospectus of:

     Waddell & Reed Advisors Funds
     Fixed Income and Money Market Funds
     Dated December 28, 2001

This Supplement dated:  March 1, 2002

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